Exhibit 99.1

Epicor Software Corporation

Reconciliation of Net Loss to Adjusted EBITDA

	Twelve Months Ended
(Unaudited, in thousands)	March 31, 2015	September 30, 2014	September 30, 2013
Net loss	$(11,319)	$(20,849)	$(31,958)
Acquisition-related costs	9,364	8,780	8,561
Deferred revenue and other purchase accounting adjustments	708	590	6,341

Adjusted net loss	(1,247)	(11,479)	(17,056)
Interest expense	84,799	87,108	92,669
Income tax benefit	(14,033)	(5,037)	(13,177)
Depreciation and amortization	186,229	183,131	160,865
Non-cash charges (share-based compensation expense)	6,569	7,878	4,773
Management fees paid to Apax	2,071	2,033	1,995
Restructuring costs	11,656	3,896	4,890
Other expense and one-time related items	8,744	4,066	11,875

Adjusted EBITDA	$284,788	$271,596	$246,834

Epicor Software Corporation

Retail Solutions Group Non-GAAP Standalone Adjusted EBITDA Reconciliation

For the twelve months September 30, 2013

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation	Adjustments	Epicor Software Corporation	RemainCo	Retail Solutions Group
Software license	$141,522	$771	$142,293	$127,386	$14,907
Software and cloud subscriptions	81,552	12	81,564	73,736	7,828
Software support	414,850	4,400	419,250	378,169	41,081

Total software & software related services	637,924	5,183	643,107	579,291	63,816

Professional services	234,604	733	235,337	185,258	50,079

Hardware and other	89,203	414	89,617	60,866	28,751

Total revenues	961,731	6,330	968,061	825,415	142,646

Cost of software & software related services	144,748	(111)	144,637	129,887	14,750
Cost of professional services	180,129	(449)	179,680	147,459	32,221
Cost of hardware and other	69,619	(42)	69,577	46,494	23,083
Sales and marketing	165,240	(2,454)	162,786	151,191	11,595
Product development	102,573	(1,168)	101,405	83,785	17,620
General & administrative	76,580	(13,502)	63,078	63,580	(502)
Depreciation and amortization	160,865	(160,865)	—	—	—
Acquisition-related costs	8,561	(8,561)	—	—	—
Restructuring costs	4,890	(4,890)	—	—	—

Total operating expenses	913,205	(192,042)	721,163	622,396	98,767

Operating income	48,526	198,372	246,898	203,019	43,879
Acquisition run rate adjustments	—	—	—	—	(1,847)
Run rate savings adjustments	—	—	—	—	1,772
Diligence adjustments	—	—	—	—	(30)
Other adjustments	—	—	—	—	(109)
Standalone costs	—	—	—	—	(7,531)
Interest expense	92,669	(92,669)	—	—	—
Other (income)/expense, net	992	(928)	64	—	—

Loss before income taxes	(45,135)	$291,969	246,834	—	—

Income tax benefit	(13,177)		—	—	—

Net loss	$(31,958)		—	—	—

Pro forma Standalone adjusted EBITDA			$246,834	—	$36,134

Epicor Software Corporation

Retail Solutions Group Non-GAAP Standalone Adjusted EBITDA Reconciliation

For the twelve months September 30, 2014

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation	Adjustments	Epicor Software Corporation	RemainCo	Retail Solutions Group
Software license	$152,891	$—	$152,891	$139,540	$13,351
Software and cloud subscriptions	87,591	—	87,591	78,645	8,946
Software support	432,249	147	432,396	390,331	42,065

Total software & software related services	672,731	147	672,878	608,516	64,362

Professional services	233,390	273	233,663	188,320	45,343

Hardware and other	88,835	215	89,050	64,654	24,396

Total revenues	994,956	635	995,591	861,490	134,101

Cost of software & software related services	147,709	(86)	147,623	133,368	14,255
Cost of professional services	177,974	(140)	177,834	146,710	31,124
Cost of hardware and other	65,501	(59)	65,442	46,518	18,924
Sales and marketing	170,667	(2,648)	168,019	155,400	12,619
Product development	104,696	(1,305)	103,391	85,455	17,936
General & administrative	70,469	(8,895)	61,574	62,183	(609)
Depreciation and amortization	183,131	(183,131)	—	—	—
RSG reallocation of expenses	—	—	—	1,389	(1,389)
Acquisition-related costs	8,780	(8,780)	—	—	—
Restructuring costs	3,896	(3,896)	—	—	—

Total operating expenses	932,823	(208,940)	723,883	631,023	92,860

Operating income	62,133	209,575	271,708	230,467	41,241

Acquisition run rate adjustments	—	—	—	—	925
Run rate savings adjustments	—	—	—	—	1,772
Diligence adjustments	—	—	—	—	(1,459)
Other adjustments	—	—	—	—	(193)
Standalone costs	—	—	—	—	(7,133)
Interest expense	87,108	(87,108)	—	—	—
Other (income)/expense, net	911	(799)	112	—	—

Loss before income taxes	(25,886)	$297,482	271,596	—	—

Income tax benefit	(5,037)		—	—	—

Net loss	$(20,849)		—	—	—

Pro forma Standalone adjusted EBITDA			$271,596	—	$35,153

Epicor Software Corporation

Retail Solutions Group Non-GAAP Standalone Adjusted EBITDA Reconciliation

For the last twelve months March 31, 2015

(Unaudited, in thousands)

	GAAP	NonGAAP
	Epicor Software Corporation	Adjustments	Epicor Software Corporation	RemainCo	Retail Solutions Group
Software license	$147,335	$92	$147,427	$131,464	$15,963
Software and cloud subscriptions	92,924	53	92,977	82,476	10,501
Software support	434,746	167	434,913	392,706	42,207

Total software & software related services	675,005	312	675,317	606,646	68,671

Professional services	235,185	257	235,442	187,498	47,944

Hardware and other	82,678	—	82,678	59,857	22,821

Total revenues	992,868	569	993,437	854,001	139,436

Cost of software & software related services	147,683	(185)	147,498	131,592	15,906
Cost of professional services	176,814	(338)	176,476	144,128	32,348
Cost of hardware and other	60,751	(35)	60,716	42,689	18,027
Sales and marketing	168,510	(2,279)	166,231	152,100	14,131
Product development	99,354	(2,012)	97,342	79,310	18,032
General & administrative	70,634	(10,363)	60,271	60,512	(241)
Depreciation and amortization	186,229	(186,229)	—	—	—
RSG reallocation of expenses	—	—	—	947	(947)
Acquisition-related costs	9,364	(9,364)	—	—	—
Restructuring costs	11,656	(11,656)	—	—	—

Total operating expenses	930,995	(222,461)	708,534	611,278	97,256

Operating income	61,873	223,030	284,903	242,723	42,180
Acquisition run rate adjustments	—	—	—	—	656
Run rate savings adjustments	—	—	—	—	1,772
Diligence adjustments	—	—	—	—	(757)
Other adjustments	—	—	—	—	(143)
Standalone costs	—	—	—	—	(7,165)
Interest expense	84,799	(84,799)	—	—	—
Other (income)/expense, net	2,426	(2,311)	115	—	—

Loss before income taxes	(25,352)	$310,140	284,788	—	—

Income tax benefit	(14,033)		—	—	—

Net loss	$(11,319)		—	—	—

Pro forma adjusted EBITDA			$284,788	—	$36,543